UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2023

ROC Energy Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41103	87-2488708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16400 Dallas Parkway

Dallas, Texas 75248

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 392-6180

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Common Stock, $0.0001 par value, and one Right to receive one-tenth of one share of Common Stock	ROCAU	The Nasdaq Stock Market LLC

Common Stock, $0.0001 par value per share	ROC	The Nasdaq Stock Market LLC

Rights, each exchangeable into one-tenth of one share of Common Stock	ROCAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure contained in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Merger Special Meeting

On June 1, 2023, at 11:00 a.m. Eastern time, ROC Energy Acquisition Corp., a Delaware corporation (the “Company” or “ROC”) held a special meeting of stockholders (the “Merger Special Meeting”), at which holders of 23,008,929 shares of common stock, par value $0.0001 per share (the “Common Stock”) were present in person or by proxy, representing approximately 85.69% of the voting power of the 26,851,000 issued and outstanding shares of Common Stock entitled to vote at the Merger Special Meeting as of the close of business on May 8, 2023, which was the record date for the Merger Special Meeting.

At the Merger Special Meeting, the below proposals were submitted to and approved by the Company’s stockholders (capitalized terms used and not otherwise defined herein have the meanings specified in the Company’s proxy statement/prospectus/consent solicitation filed with the Securities and Exchange Commission (the “SEC”) on May 12, 2023 (the “May 12 Proxy Statement”) in connection with the Merger Special Meeting):

The Business Combination Proposal – a proposal to (a) approve and adopt the Agreement and Plan of Merger, dated as of February 13, 2023 (the “Business Combination Agreement”), among ROC, ROC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of ROC (“Merger Sub”), and Drilling Tools International Holdings, Inc., a Delaware corporation (“DTI”), pursuant to which Merger Sub will merge with and into DTI, with DTI surviving the merger as a wholly owned subsidiary of ROC and (b) approve such merger and the other transactions contemplated by the Business Combination Agreement (the “Business Combination”).

For	Against	Abstain	Non-Votes
19,282,780	3,726,149	0	0

The Nasdaq Proposal – a proposal to approve, for purposes of complying with applicable listing rules of the Nasdaq Stock Market LLC, (a) the issuance of up to 23,253,533 shares of Common Stock pursuant to the Business Combination Agreement and (b) the issuance and sale of up to 7,042,254 shares of Common Stock in a private offering of securities to certain investors.

For	Against	Abstain	Non-Votes
20,083,052	2,925,877	0	0

The Charter Proposal – a proposal to approve the proposed amended and restated certificate of incorporation of ROC, which will replace ROC’s Amended and Restated Certificate of Incorporation, dated December 1, 2021 and will be in effect upon the closing (the “Closing”) of the Business Combination.

For	Against	Abstain	Non-Votes
20,083,052	2,925,877	0	0

The Incentive Plan Proposal – a proposal to approve the 2023 Omnibus Incentive Plan (the “2023 Plan”), including the authorization of the initial share reserve under the 2023 Plan.

For	Against	Abstain	Non-Votes
18,657,911	4,341,973	0	0

The Director Election Proposal – a proposal to elect seven directors to serve staggered terms on the PubCo Board effective upon the Closing until the 2024, 2025 and 2026 annual meetings of PubCo, as applicable, and until their respective successors are duly elected and qualified.

For	Against	Abstain	Non-Votes
20,083,451	926,732	1,998,746	0

The Adjournment Proposal, as described in greater detail in the May 12 Proxy Statement, was not presented to ROC’s stockholders, as the Business Combination Proposal, the Nasdaq Proposal, the Charter Proposal, the Incentive Plan Proposal and the Director Election Proposal each received a sufficient number of votes for approval. Based on the results of the Merger Special Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the May 12 Proxy Statement, the Business Combination Agreement and other transactions contemplated thereby are expected to be consummated in June 2023. Following the consummation of the Business Combination, ROC intends to change its name to “Drilling Tools International Corporation,” with its common stock expected to begin trading on the Nasdaq Capital Market under the symbol “DTI.”

Extension Special Meeting

On June 1, 2023, at 11:30 a.m. Eastern time, the Company held a special meeting of stockholders (the “Extension Special Meeting”), at which holders of 21,588,786 shares of common stock, par value $0.0001 per share (the “Common Stock”) were present in person or by proxy, representing approximately 80.40% of the voting power of the 26,851,000 issued and outstanding shares of Common Stock entitled to vote at the Extension Special Meeting as of the close of business on May 8, 2023, which was the record date for the Extension Special Meeting.

At the Extension Special Meeting, the below proposals were submitted to and approved by the Company’s stockholders (capitalized terms used and not otherwise defined herein have the meanings specified in the Company’s definitive proxy statement filed with the SEC on May 18, 2023 in connection with the Extension Special Meeting):

The Charter Amendment Proposal – a proposal to amend the Company’s amended and restated certificate of incorporation (the “Existing Charter”) to extend the date by which the Company must consummate a Business Combination, up to two times, from June 6, 2023 (the “Termination Date”) to August 6, 2023, composed of two one-month extensions (each an “Extension” and the end date of each Extension, the “Extended Date”), for a total of up to two months after the Termination Date (assuming the Company’s Business Combination has not occurred), provided that the ROC Energy Holdings, LLC (the “Sponsor”) (or its affiliates or permitted designees) agrees to deposit into the trust account (the “Trust Account”) for each of the two one-month extensions $0.04 for each Public Share not redeemed in connection with the Charter Amendment Proposal according to the payment schedule (as described in the definitive proxy statement in connection with the Extension Special Meeting), until August 6, 2023, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination.

For	Against	Abstain	Non-Votes
17,019,056	4,569,730	0	0

The Trust Amendment Proposal – a proposal to amend the Investment Management Trust Agreement, dated December 1, 2021, between the Company and Continental Stock Transfer & Trust Company (“Continental” and such agreement the “Trust Agreement”) to change the initial date on which Continental must commence liquidation of the Trust Account to the Extended Date or such later date as may be approved by ROC stockholders in accordance with the Existing Charter (as may be amended) if a letter of termination under the Trust Agreement is not received by Continental prior to such date.

For	Against	Abstain	Non-Votes
17,019,056	4,569,730	0	0

As a result of the approval of the Charter Amendment Proposal, the Sponsor (or one or more of its affiliates or third-party designees) will make a deposit (the “Extension Payment”) into the Trust Account on the Extended Date associated with each Extension in the amount of $0.04 for each share of the Company’s Common Stock not redeemed in connection with the Charter Amendment Proposal. Each such Extension Payment will be made in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination.

On June 5, 2023, the Company filed a Certificate of Amendment of the Charter with the Secretary of State of the State of Delaware (the “Charter Amendment”) to reflect the Charter Amendment Proposal and address any scriveners or typographical errors. The foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 6, 2023, the Company and Continental entered into the Amendment to the Investment Management Trust Agreement (the “Trust Amendment”) to reflect the Trust Amendment Proposal and address any scriveners or typographical errors. The foregoing description of the Trust Amendment is qualified in its entirety by reference to the full text of the Trust Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Title
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of ROC Energy Acquisition Corp.
10.1	Amendment to the Investment Management Trust Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2023	ROC Energy Acquisition Corp.

	By:	/s/ Daniel Jeffrey Kimes
		Name:	Daniel Jeffrey Kimes
		Title:	Chief Executive Officer